UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (date of earliest event reported):
May 21, 2025

ROSS STORES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-14678	94-1390387
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

5130 Hacienda Drive, Dublin, California 94568
(Address of principal executive offices)

Registrant's telephone number, including area code:
(925) 965-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, par value $.01	ROST	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders on May 21, 2025, by virtual meeting. The Company’s stockholders considered and voted upon three matters at the meeting, with final voting results as follows:

Proposal 1 - Election of Directors

The holders of the Company’s common stock elected 11 nominees to serve as directors for a term of one year, expiring at the time of the Annual Meeting of Stockholders in 2026:

Name	For	Against	Abstain	Broker Non-Vote
Michael Balmuth	265,462,681	10,882,385	111,037	16,183,745
K. Gunnar Bjorklund	258,689,896	17,491,385	274,822	16,183,745
Michael J. Bush	256,909,702	19,271,946	274,455	16,183,745
Edward G. Cannizzaro	265,793,955	10,240,821	421,327	16,183,745
James G. Conroy	272,396,179	3,939,900	120,024	16,183,745
Sharon D. Garrett	262,096,777	14,091,482	267,844	16,183,745
Michael J. Hartshorn	269,668,408	6,671,951	115,744	16,183,745
Stephen D. Milligan	264,057,168	12,124,174	274,761	16,183,745
Patricia H. Mueller	266,754,717	9,439,948	261,438	16,183,745
George P. Orban	260,628,895	15,551,589	275,619	16,183,745
Doniel N. Sutton	255,898,600	20,435,539	121,964	16,183,745

Proposal 2 - Advisory Vote to Approve the Resolution on Executive Compensation

In an advisory vote, the holders of the Company’s common stock voted to approve the resolution regarding executive compensation:

For	Against	Abstain	Broker Non-Vote
236,999,371	38,588,452	868,280	16,183,745

Proposal 3 - Ratification of the Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending January 31, 2026

The holders of the Company’s common stock voted to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending January 31, 2026:

For	Against	Abstain
277,299,729	15,257,970	82,149

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 28, 2025

ROSS STORES, INC.
Registrant

By:	/s/Ken Jew
Ken Jew
Group Senior Vice President, General Counsel and
Corporate Secretary

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